DELAWARE GROUP® ADVISER FUNDS

Delaware Diversified Income Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus
dated February 27, 2015

Effective Nov. 27, 2015, the following replaces the information in the summary prospectus in the section entitled “Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 2001
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	February 2011
Steven A. Landis	Vice President, Senior Portfolio Manager – Emerging Markets Debt	September 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	February 2015
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager	November 2015

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2015.